1 INVESTOR PRESENTATION 2013 FOURTH QUARTER

SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 A&F cautions that any forward-looking statements (as such term is defined in the Private Securities Litigation Reform Act of 1995) contained in this presentation or made by management or spokespeople of A&F involve risks and uncertainties and are subject to change based on various important factors, many of which may be beyond the Company’s control. Words such as “estimate,” “project,” “plan,” “believe,” “expect,” “anticipate,” “intend,” and similar expressions may identify forward-looking statements. Except as may be required by applicable law, we assume no obligation to publicly update or revise our forward-looking statements. The factors included in the disclosure under the heading “FORWARD-LOOKING STATEMENTS AND RISK FACTORS” in “ITEM 1A. RISK FACTORS” of A&F’s Annual Report on Form 10-K for the fiscal year ended February 2, 2013, in some cases have affected and in the future could affect the Company’s financial performance and could cause actual results for the 2014 fiscal year and beyond to differ materially from those expressed or implied in any of the forward-looking statements included in this presentation or otherwise made by management. OTHER INFORMATION All dollar and share amounts are in 000’s unless otherwise stated. Sub-totals and totals may not foot due to rounding. Due to the fifty-third week in fiscal 2012, fourth quarter and year-to-date comparable sales are compared to the thirteen and fifty-two week periods ended February 2, 2013 1

3 Q4 ADJUSTED P&L SUMMARY * 20122013 % OF NET SALES UNAUDITED UNAUDITED % OF NET SALES NET SALES GROSS PROFIT OPERATING EXPENSE OTHER OPERATING INCOME, NET OPERATING INCOME INTEREST EXPENSE, NET INCOME BEFORE TAXES TAX EXPENSE NET INCOME NET INCOME PER DILUTED SHARE WEIGHTED-AVERAGE DILUTED SHARES OUTSTANDING $1,299,137 $1,468,531 930,652 692,081 (13,663) 252,234 3,069 249,165 87,344 $2.01 $161,821 767,107 77,568 80,554 620,541 (7,994) 154,560 2,513 152,047 47,784 $104,263 $1.34 100.0% 100.0% 63.4% 47.1% -0.9% 17.2% 0.2% 17.0% 5.9% 11.0% 59.0% 47.8% -0.6% 11.9% 0.2% 11.7% 3.7% 8.0% 2* The Q4 Adjusted P&L Summary for the current and prior periods is presented on a non-GAAP basis and excludes the charges set out on page 4. A reconciliation between GAAP and non-GAAP results is included as an appendix to the presentation.

4 FULL YEAR ADJUSTED P&L SUMMARY * 20122013 % OF NET SALES UNAUDITED UNAUDITED % OF NET SALES NET SALES GROSS PROFIT OPERATING EXPENSE OTHER OPERATING INCOME, NET OPERATING INCOME INTEREST EXPENSE, NET INCOME BEFORE TAXES TAX EXPENSE NET INCOME NET INCOME PER DILUTED SHARE WEIGHTED-AVERAGE DILUTED SHARES OUTSTANDING $4,116,897 $4,510,805 2,816,709 2,454,402 (19,333) 381,640 7,288 374,352 132,749 $2.90 $241,603 2,575,435 78,666 83,175 2,375,632 (23,074) 222,877 7,546 215,331 64,712 $150,619 $1.91 100.0% 100.0% 62.4% 54.4% -0.4% 8.5% 0.2% 8.3% 2.9% 5.4% 62.6% 57.7% -0.6% 5.4% 0.2% 5.2% 1.6% 3.7% 3* The Full Year Adjusted P&L Summary for the current and prior periods is presented on a non-GAAP basis and excludes the charges set out on page 4. A reconciliation between GAAP and non-GAAP results is included as an appendix to the presentation.

Q1 Q1 Q2 Q2 Q3 Q3 Q4 Q4 FULL YEAR FULL YEAR 2013 2012 $44,708 $43,571 $3,144 $7,407 $46,715 $7,407 $7,590 $3,674 $13,839 $95,869 $43,610 $142,054 $36,792 $7,407 $81,500 $7,407 $2,575- $2,575 GILLY HICKS RESTRUCTURING CHARGES OTHER IMPAIRMENT CHARGES PROFIT IMPROVEMENT INITIATIVE CHARGES TOTAL IMPAIRMENT CHARGES TOTAL - - - - - - - - - - - IMPAIRMENT & OTHER CHARGES (PRE-TAX) 4

TOTAL COMPANY GEOGRAPHIC US INTERNATIONAL BRAND ABERCROMBIE & FITCH abercrombie kids HOLLISTER TOTAL COMPANY GEOGRAPHIC US INTERNATIONAL BRAND ABERCROMBIE & FITCH abercrombie kids HOLLISTER -8% -8% -9% -6% -8% -10% -11% -11% -11% -10% -5% -14% Q4 COMPARABLE SALES * US 65.6% US 64.6% INTERNATIONAL 34.4% INTERNATIONAL 35.4% Q4 SALES MIX YTD SALES MIX Q4 YTD 5 * Includes comparable store and DTC sales.

(1) Operating Income excludes the charges set out on page 4. A reconciliation between GAAP and non-GAAP results is included as an appendix to the presentation. (2) Operating Income for U.S. Stores and International Stores is reported on an aggregate four-wall basis, and excludes pre-opening costs. Also includes third party sell-off of excess merchandise. (3) Store Pre-Opening Costs include pre-opening rent, payroll, travel and other expenses. (4) All Other includes Store Management & Support, DC and Other Expenses, net of Other Income. $2,161,183 $2,615,138 1,195,017 700,651 - $284,530 $439,055 379,866 269,479 (184,447) 13.2% 16.8% 31.8% 38.5% 294,835 25.0% 38.0% 294,964 (469,077) (473,883) (48,429)(22,754) (159,621) $222,877 $381,640 1,178,798 - - -- - 776,916 $4,116,897 $4,510,805 SALES SALES OPERATING INCOME(1) OPERATING INCOME(1) 2013 2012 U.S. STORES (2) INTERNATIONAL STORES (2) DIRECT TO CONSUMER MARKETING, GENERAL AND ADMINISTRATIVE EXPENSES STORE PRE-OPENING COSTS (3) ALL OTHER, NET (4) TOTAL FULL YEAR ADJUSTED P&L ANALYSIS 6

SHARE REPURCHASES 349.7 - - - - - - 2,033.0 $16,305 $46.63 3,300.0 $161,215 $48.85 $48.94 $48.60 $99,501 $104,2833,025.2 $34.47 $56,166 $45.94 $115,806 $321,664 $42.62 1,222.7 2,382.7 7,547.9 SHARES REPURCHASED SHARES REPURCHASEDCOST COST AVERAGE COST AVERAGE COST FY 2013 FY 2012 FIRST QUARTER SECOND QUARTER THIRD QUARTER FOURTH QUARTER TOTAL 7

INTERNATIONAL HOLLISTER STORE COUNT - CUMULATIVE YEAR END 2007 3 3 6 9 6 9 12 12 12 26 29 31 77 107 129 11 17 18 5 8 10 8 12 12 1 1 1 2 3 3 1 2 2 2 2 2 4 7 14 3 6 6 2 4 7 2 2 1 1 3 2 1 2 1 19 38 4 3 3 3 10 18 1 1 2008 2009 2010 2012 20132011 CANADA UK GERMANY ITALY SPAIN IRELAND SWEDEN HONG KONG BELGIUM FRANCE AUSTRIA CHINA S. KOREA NETHERLANDS POLAND AUSTRALIA JAPAN UAE TOTAL 8

Q4 STORE OPENINGS CITY DATECENTERBRAND HOLLISTER HOLLISTER A&F HOLLISTER HOLLISTER HOLLISTER HOLLISTER HOLLISTER HOLLISTER abercrombie kids TOISON D’OR ST LOUIS PREMIUM OUTLET SEATTLE PREMIUM OUTLET EURALILLE IST MALL JAUDE 2 LIJNBAAN LALAPORT SHIN MISATO MALL OF THE EMIRATES GRAPEVINE MILLS OUTLET DIJION, FR ST. LOUIS, US TULALIP, US LILLE, FR NANJING, CN CLERMOUNT-FERRAND, FR ROTTERDAM, NL MISATO, JP DUBAI, AE GRAPEVINE, US 11/8/13 11/21/13 12/12/13 12/12/13 12/12/13 12/12/13 12/12/13 12/19/13 1/2/14 1/19/14 9

*Guidance for the full year does not include charges related to the Company’s restructuring plans for the Gilly Hicks brand, other impairment and store closure charges, charges related to the implementation of the Company’s profit improvement initiative, or the effect of share repurchases. COMPARABLE STORE SALES DECLINE IN THE HIGH SINGLE DIGITS DIRECT TO CONSUMER SALES INCREASE OF APPROXIMATELY 20% GROSS MARGIN RATE FLAT TO SLIGHTLY DOWN TO FISCAL 2013 FULL YEAR TAX RATE OF APPROXIMATELY 35% WEIGHTED AVERAGE SHARE COUNT OF APPROXIMATELY 78 MILLION SHARES FULL YEAR DILUTED EARNINGS PER SHARE IN THE RANGE OF $2.15 - $2.35 GUIDANCE UPDATES 10

Q4 STORE COUNT ACTIVITY (1) End of Q4 2013 includes eight Gilly Hicks stores, one in the U.S. and seven in Europe. (2) Asia includes Australia and UAE. TOTAL U.S. CANADA EUROPE ASIA(2)ALL BRANDS(1) HOLLISTER CO. A&F abercrombie kids START OF Q4 2013 OPENINGS CLOSINGS END OF Q4 2013 START OF Q4 2013 OPENINGS CLOSINGS END OF Q4 2013 START OF Q4 2013 OPENINGS CLOSINGS END OF Q4 2013 START OF Q4 2013 OPENINGS CLOSINGS END OF Q4 2013 1,049 893 18 124 21 120 18 18 9 4 - 31 - - - - - -1 1 - - -- - - - - - - - - 32 - - -(52) (13) (13) (52) - (14) (14) 1,006 843 287 145 593 471 12 4 97 10112458587 8 140 136 131 265 275 253 4 13 5 3 2 2 5 3 13 16 (9) (9) - 4 13 11

APPENDIX: RECONCILIATION OF Q4 NON-GAAP FINANCIAL MEASURES

(IN THOUSANDS, EXCEPT PER SHARE DATA) (UNAUDITED)

	GAAP	EXCLUDED CHARGES[1]	TAX TRUE-UP RELATED TO PRIOR PERIOD EXCLUDED CHARGES[2]	ADJUSTED NON-GAAP [3]
OPERATING INCOME	$110,950	$43,610	-	$154,560
INTEREST EXPENSE	2,513	-	-	2,513
INCOME (LOSS) BEFORE TAXES	108,437	43,610	-	152,047
TAX (BENEFIT) EXPENSES	42,331	14,141	(8,688)	47,784
NET (LOSS) INCOME	$66,106	$29,469	$8,688	$104,263
DILUTED NET INCOME (LOSS) PER SHARE	$0.85	$0.38	$0.11	$1.34
DILUTED WEIGHTED-AVERAGE SHARES OUTSTANDING:	77,568			

[1] Non-GAAP excluded charges for the fourth quarter include $36.8 million in pre-tax charges related to restructuring of the Gilly Hicks brand, $3.1 million in pre-tax charges related to other store asset impairments, and $3.7 million in pre-tax charges related to the Company's profit improvement initiative.

[2] The tax true-up relates to prior period excluded charges, primarily incurred in the third quarter, for the true-up of the estimated full year tax rate applied as of November 2, 2013 to the final full year tax rate as of February 1, 2014.

[3] Non-GAAP financial measures should not be used as alternatives to net income and net income per diluted share and are also not intended to supersede or replace the Company's GAAP financial measures. The Company believes it is useful to investors to provide the non-GAAP financial measures to assess the Company's operating performance.

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APPENDIX: RECONCILIATION OF FULL YEAR NON-GAAP FINANCIAL MEASURES

(IN THOUSANDS, EXCEPT PER SHARE DATA) (UNAUDITED)

	GAAP	EXCLUDED CHARGES[1]	ADJUSTED NON-GAAP [2]
OPERATING INCOME	$80,823	$142,054	$222,877
INTEREST EXPENSE	7,546	-	7,546
INCOME (LOSS) BEFORE TAXES	73,277	142,054	215,331
TAX (BENEFIT) EXPENSES	18,649	46,063	64,712
NET (LOSS) INCOME	$54,628	$95,991	$150,619
DILUTED NET INCOME (LOSS) PER SHARE	$0.69	$1.22	$1.91
DILUTED WEIGHTED-AVERAGE SHARES OUTSTANDING:	78,666		

[1] Non-GAAP excluded charges for the full year include $81.5 million in pre-tax charges related to restructuring of the Gilly Hicks brand, $46.7 million in pre-tax charges related to other store asset impairments, and $13.8 million in pre-tax charges related to the Company's profit improvement initiative. For the full year, the store asset impairment charge was primarily associated with 23 Abercrombie & Fitch, four abercrombie kids and 70 Hollister stores.

[2] Non-GAAP financial measures should not be used as alternatives to net income and net income per diluted share and are also not intended to supersede or replace the Company's GAAP financial measures. The Company believes it is useful to investors to provide the non-GAAP financial measures to assess the Company's operating performance.

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APPENDIX: Q4 2012 RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

(IN THOUSANDS, EXCEPT PER SHARE DATA) (UNAUDITED)

	GAAP	ASSET IMPAIRMENT CHARGES[1]	ADJUSTED NON-GAAP[2]
OPERATING INCOME	$244,827	$7,407	$252,234
INTEREST EXPENSE	3,069	-	3,069
INCOME BEFORE TAXES	241,758	7,407	249,165
TAX EXPENSE FROM CONTINUING OPERATIONS	84,529	2,815	87,344
NET INCOME	$157,229	$4,592	$161,821
NET INCOME PER DILUTED SHARE	$1.95	$0.06	$2.01

[1] The store-related asset impairment charges relate to stores whose asset carrying value exceeded the fair value. For the fourth quarter, the charge was associated with one Abercrombie & Fitch, three abercrombie kids, 12 Hollister and one Gilly Hicks stores.

[2] Non-GAAP figures reflect the charges noted above and reflected under the cost method of accounting for inventory.

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(1) The store-related asset impairment charges relate to stores whose asset carrying value exceeded the fair value. For the full year, the charge was associated with one Abercrombie & Fitch, three abercrombie kids, 12 Hollister and one Gilly Hicks stores. (2) Non-GAAP figures reflect the charges noted above and reflected under the cost method of accounting for inventory. $374,233 $381,640$7,407 366,945 374,3527,407 129,934 132,7492,815 $237,011 $241,603$4,592 $2.85 $2.90$0.06 7,288 7,288- APPENDIX: FULL YEAR 2012 RECONCILIATION OF NON-GAAP FINANCIAL MEASURES GAAP ASSET IMPAIRMENT CHARGES(1) ADJUSTED NON-GAAP(2) OPERATING INCOME INTEREST EXPENSE INCOME BEFORE TAXES TAX EXPENSE FROM CONTINUING OPERATIONS NET INCOME NET INCOME PER DILUTED SHARE (IN THOUSANDS, EXCEPT PER SHARE DATA) (UNAUDITED) 15